                           STANDARD FORM OF LOFT LEASE
                     THE REAL ESTATE BOARD OF NEW YORK, INC.

AGREEMENT OF LEASE, made as of this 17th day of March 1997, between Palobueno N.V. Ltd., 30 East 42nd Street Suite #1101, New York, NY 10017 party of the first part, hereinafter referred to as OWNER, AND Pacific Trim & Belt, Inc., 262
W. 38th Street, Room #704, New York, NY 10018 party of the second part, hereinafter referred to as TENANT,

WITNESSETH: Owner hereby leases to Tenant and Tenant hereby hires from Owner Room #704 in the building known as 262 W. 38th Street in the Borough of Manhattan, City of New York, for the term of 1 Year Plus One (1) Year Option (or until such term shall sooner cease and expire as hereinafter provided) to commence on the 1st day of May nineteen hundred and ninety-seven, and to end on the 30th day of April nineteen hundred ninety-nine and both dates inclusive, at an annual rental rate of

                               SEE RIDER ATTACHED!

which Tenant agrees to pay in lawful money of the United States which shall be legal tender in payment of all debts and dues, public and private, at the time of payment, in equal monthly installments in advance on the first day of each month during said term, at the office of Owner or such other place as Owner may designate, without any set off or deduction whatsoever, except that Tenant shall pay the first _____________ monthly installment(s) on the execution hereof (unless this lease be a renewal).

     In the event that, at the commencement of the term of this lease, or thereafter, Tenant shall be in default in the payment of rent to Owner pursuant to the terms of another lease with Owner or with Owner's predecessor in interest, Owner may at Owner's option and without notice to Tenant add the amount of such arrears to any monthly installment of rent payable hereunder and the same shall be payable to Owner as additional rent.

     The parties hereto, for themselves, their heirs, distributees, executors, administrators, legal representatives, successors and assigns, hereby covenant as follows:
RENT:          1.   Tenant shall pay the rent as above and as hereinafter
provided.
OCCUPANCY:     2.   Tenant shall use and occupy demised premises for Office &
Showroom provided such use is in accordance with the certificate of occupancy for the building, if any, and for no other purpose.

ALTERATIONS:

     3. Tenant shall make no changes in or to the demised premises of any nature without Owner's prior written consent.

Subject to the prior written consent of Owner, and to the provisions of this article, Tenant, at Tenant's expense, may make alterations, installations, additions or improvements which are nonstructural and which do not affect utility services or plumbing and electrical lines, in or to the interior of the demised premises using contractors or mechanics first approved in each instance by Owner. Tenant shall, at its expense, before making any alterations, additions, installations or improvements obtain all permits, approval and certificates required by any governmental or quasi-governmental bodies and (upon completion) certificates of final approval thereof and shall deliver promptly duplicates of all such permits, approvals and certificates to Owner. Tenant agrees to carry and will cause Tenant's contractors and sub-contractors to carry such workman's compensation, general liability, personal and property damage insurance as Owner may require. If any mechanic's lien is filed against the demised premises, or the building of which the same forms a part, for work claimed to have been done for, or materials furnished to, Tenant, whether or not done pursuant to this article, the same shall be discharged by Tenant within thirty days thereafter, at Tenant's expense, by payment or filing the bond required by law or otherwise. All fixtures and all paneling, partitions, railings and like installations, installed in the premises at any time, either by Tenant or by Owner on Tenant's behalf, shall, upon installation, become the property of Owner and shall remain upon and be surrendered with the demised premises unless Owner, by notice to Tenant no later than twenty days prior to the date fixed as the termination of this lease, elects to relinquish Owner's right thereto and to have them removed by Tenant, in which event the same shall be removed from the demised premises by Tenant prior to the expiration of the lease, at Tenant's expense. Nothing in this Article shall be construed to give Owner title to or to prevent Tenant's removal of trade fixtures, moveable office furniture and equipment, but upon removal of any such from the premises or upon removal of other installations as may be required by Owner, Tenant shall immediately and at its expense, repair and restore the premises to the condition existing prior to installation and repair any damage to the demised premises or the building due to such removal. all property permitted or required to be removed by Tenant at the end of the term remaining in the premises after Tenant's removal shall be deemed abandoned and may, at the election of Owner, either be retained as Owner's property or removed from the premises by Owner, at Tenant's expense.

REPAIRS:

     4. Owner shall maintain and repair the exterior of and the public portions of the building. Tenant shall, throughout the term of this lease, take good care of the demised premises including the bathrooms and lavatory facilities (if the demised premises encompass the entire floor of the building) and the windows and window frames and the fixtures and appurtenances therein and at

Tenant's sole cost and expense promptly make all repairs thereto and to the building, whether structural or non-structural in nature, caused by or resulting from the carelessness, omission, neglect or improper conduct of Tenant, Tenant's servants, employees, invitees, or licenses, and whether or not arising from such Tenant conduct or omission, when required by other provisions of this lease, including Article 6. Tenant shall also repair all damage to the building and the demised premises caused by the moving of Tenant's fixtures, furniture or equipment. All the aforesaid repairs shall be of quality or class equal to the original work or construction. If Tenant fails, after ten days notice, to proceed with due diligence to make repairs required to be made by Tenant, the same may be made by the Owner at the expense of Tenant, and the expenses thereof incurred by Owner shall be collectible, as additional rent, after rendition of a bill or statement therefor. If the demised premises be or become infested with vermin, Tenant shall, at its expense, cause the same to be exterminated. Tenant shall give Owner prompt notice of any defective condition in any plumbing, heating system or electrical lines located in the demised premises and following such notice, Owner shall remedy the condition with due diligence, but at the expense of Tenant, if repairs are necessitated by damage or injury attributable to Tenant, Tenant's servants, agents, employees, invitees or licensees as aforesaid. Except as specifically provided in Article 9 or elsewhere in this lease, there shall be no allowance to the Tenant for a diminution of rental value and no liability on the part of Owner by reason of inconvenience, annoyance or injury to business arising from Owner, Tenant or others making or failing to make any repairs, alterations, additions or improvements in or to any portion of the building or the demised premises or in and to the fixtures, appurtenances or equipment thereof. It is specifically agreed that Tenant shall not be entitled to any set off or reduction of rent by reason of any failure of Owner to comply with the covenants of this or any other article of this lease. Tenant shall not be entitled to any set off or reduction of rent by reason of any failure of Owner to comply with the covenants of this or any other article of this lease. Tenant agrees that Tenant's sole remedy at law in such instance will be by way of any action for damages for breach of contract. The provisions of this Article 4 with respect to the making of repairs shall not apply in the case of fire or other casualty with regard to which Article 9 hereof shall apply.

WINDOW CLEANING:

     5. Tenant will not clean nor require, permit, suffer or allow any window in the demised premises to be cleaned from the outside in violation of Section 202 of the New York State Labor Law or any other applicable law or of the Rules of the Board of Standards and Appeals, or of any other Board or body having or asserting jurisdiction.

REQUIREMENTS OF LAW, FIRE INSURANCE:

     6. Prior to the commencement of the lease term, if Tenant is then in possession, and at all times thereafter Tenant shall, at Tenant's sole cost and expense, promptly comply with all present and future laws, orders and regulations of all state, federal, municipal and local governments, departments, commissions and boards and any direction of any public officer pursuant to law, and all orders, rules and regulations of the New York Board of Fire Underwriters, or the Insurance Services Office, or any similar body which shall impose any violation, order or duty upon Owner or Tenant with respect to the demised premises, whether or not arising out of Tenant's use or manner of use thereof, or, with respect to the building, if arising out of Tenant's use or manner of use of the demised premises of the building (including the use permitted under the lease). Except as provided in Article 30 hereof, nothing herein shall require Tenant to make structural repairs or alterations unless Tenant has, by its manner of use of the demised premises or method of operation therein, violated any such laws, ordinances, orders, rules, regulations or requirements with respect thereto. Tenant shall not do or permit any act or thing to be done in or to the demised premises which is contrary to law, or which will invalidate or be in conflict with public liability, fire or other policies of insurance at any time carried by or for the benefit of Owner.
Tenant shall not keep anything in the demised premises except as now or hereafter permitted by the Fire Department, Board of Fire Underwriters. Fire Insurance Rating Organization and other authority having jurisdiction, and then only in such manner and such quantity so as not to increase the rate for fire insurance applicable to the building, nor use the premises in a manner which will increase the insurance rate for the building or any property located therein over that in effect prior to the commencement of Tenant's occupancy. If by reason of failure to comply with the foregoing the fire insurance rate shall, at the beginning of this lease or at any time thereafter, be higher than it otherwise would be, then Tenant shall reimburse Owner, as additional rent hereunder, for that portion of all fire insurance premiums thereafter paid by Owner which shall have been charged because of such failure by Tenant. In any action or proceeding wherein Owner and Tenant are parties, a schedule or "make-up" or rate for the building or demised premises issued by a body making fire insurance rates applicable to said premises shall be conclusive evidence of the facts therein stated and of the several items and charges in the fire insurance rates then applicable to said premises. Tenant shall not place a load upon any floor of the demised premises exceeding the floor load per square foot area which it was designed to carry and which is allowed by law. Owner reserves the right to prescribe the weight and position of all safes, business machines and mechanical equipment. Such installations shall be placed and maintained by Tenant, at Tenant's expense, in settings sufficient, in Owner's judgement, to absorb and prevent vibration, noise and annoyance.

SUBORDINATION:

     7. This lease is subject and subordinate to all ground or underlying leases and to all mortgages which may now or hereafter affect such leases or the real property of which demised premises are a part and to all renewals, modifications, consolidations, replacements and extensions of any such underlying leases and mortgages. This clause shall be self-operative and no further instrument or subordination shall be required by any ground or underlying lessor or by any mortgage, affecting any lease or the real property of which the demised premises are a part. In confirmation of such subordination, Tenant shall from time to time execute promptly any certificate that Owner may request.

TENANT'S LIABILITY INSURANCE PROPERTY LOSS, DAMAGE, INDEMNITY:

     8. Owner or its agents shall not be liable for any damage to property of Tenant or of others entrusted to employees of the building, nor for loss of or damage to any property of Tenant by theft or otherwise, nor for any injury or damage to persons or property resulting from any cause of whatsoever nature, unless caused by or due to the negligence of Owner, its agents, servants or employees; Owner or its agents shall not be liable for any damage caused by other tenants or persons in, upon or about said building or caused by operations in connection of any private, public or quasi public work. If at any time any windows of the demised premises are temporarily closed, darkened or bricked up (or permanently closed, darkened or bricked up, if required by law) for any reason whatsoever including, but not limited to Owner's own acts, Owner shall not be liable for any damage Tenant may sustain thereby and Tenant shall not be entitled to any compensation therefor nor abatement or diminution of rent nor shall the same release Tenant from its obligations hereunder nor constitute an eviction. Tenant shall indemnify and save harmless Owner against and from all liabilities, obligations, damages, penalties, claims, costs and expenses for which Owner shall not be reimbursed by insurance, including reasonable attorney's fees, paid, suffered or incurred as a result of any breach by Tenant, Tenant's agents, contractors, employees, invitees, or licensees, of any covenant or condition of this lease, or the carelessness, negligence or improper conduct of the Tenant, Tenant's agents, contractors, employees, invitees or licensees. Tenant's liability under this lease extends to the acts and omissions of any sub-tenant, and any agent, contractor, employee, invitee or licensee of any sub-tenant. In case any action or proceeding is brought against Owner by reason of any such claim, Tenant, upon written notice from Owner, will, at Tenant's expense, resist or defend such action or proceeding by counsel approved by Owner in writing, such approval not to be unreasonably withheld.

DESTRUCTION, FIRE AND OTHER CASUALTY:

     9. (a) If the demised premises or any part thereof shall be damaged by fire or other casualty, Tenant shall give immediate notice thereof to Owner and this lease shall continue in full force and effect except as hereinafter set forth. (b) If the demised premises are partially damaged or rendered partially unusable by fire or other casualty, the damages thereto shall be repaired by and at the expense of Owner and the rent and other items of additional rent, until such repair shall be substantially completed, shall be apportioned from the day following the casualty according to the part of the premises which is usable.
(c) If the demised premises are totally damaged or rendered wholly unusable by fire or other casualty, then the rent and other items of additional rent as hereinafter expressly provided shall be proportionately paid up to the time of the casualty and thenceforth shall cease until the date when the premises shall have been repaired and restored by Owner (or sooner reoccupied in part by Tenant then rent shall be apportioned as provided in subsection (b) above), subject to Owner's right to elect not to restore the same as hereinafter provided. (d) if the Demised premises are rendered wholly unusable or (whether or not the demised premises are damaged in whole or in part) if the building shall be so damaged that Owner shall decide to demolish it or to rebuild it, then, in any of such events, Owner may elect to terminate this lease by written notice to Tenant, given within 90 days after such fire or casualty, or 30 days after adjustment of the insurance claim for such fire or casualty, whichever is sooner, specifying a date for the expiration of the lease, which date shall not be more than 60 days after the giving of such notice, and upon the date specified in such notice the term of this lease shall expire as fully and completely as if such date were the date set forth above for the termination of this lease and Tenant shall forthwith quit, surrendered and vacate the premises without prejudice however, to Owner's rights and remedies against Tenant under the lease provisions in effect prior to such termination, and any rent owing shall be paid up to such date and any payments of rent made by Tenant which were on account of any period subsequent to such date shall be returned to Tenant. Unless Owner shall serve a termination notice as provided for herein, Owner shall make the repairs and restorations under the conditions of (b) and (c) hereof, with all reasonable expedition, subject to delays due to adjustment of insurance claims, labor troubles and causes beyond Owner's control. After any such casualty, Tenant shall cooperate with Owner's restoration by removing from the premises as promptly as reasonably possible, all of Tenant's salvageable inventory and movable equipment, furniture, and other property. Tenant's liability for rent shall resume five (5) days after written notice from Owner that the premises are substantially ready for Tenant's occupancy. (c) Nothing contained hereinabove shall relieve Tenant from liability that may exist as a result of damage from fire or other casualty. Notwithstanding the foregoing, including Owner's obligations to restore under subparagraph (b) above, each party shall look first to any insurance in its favor before making any claim against the other party for recovery for loss or damage resulting from fire or other casualty, and to the extent that such insurance is in force and collectible and to the extent permitted by law, Owner and Tenant each hereby releases and waives all right of recovery with respect to subparagraphs (b), (d) and (e) above, against the other or any one claiming through or under each of them by way of subrogation or otherwise. The release and waiver herein referred to shall be deemed to include any loss or damage to the demised premises and/or to any personal property, equipment, trade fixtures, goods and merchandise located therein. The foregoing release and waiver shall be in force only if both releasors' insurance policies contain a clause providing that such a release or waiver shall not invalidate the insurance. If, and to the extent, that such waiver can be obtained only by the payment of additional premiums, then the party benefitting from the waiver shall pay such premium within ten days after written demand or shall be deemed to have agreed that the party obtaining insurance coverage shall be free of any further obligation under the provisions hereof with respect to waiver of subrogation. Tenant acknowledges that Owner will not carry insurance on Tenant's furniture and or furnishings or any fixtures or equipment, improvements, or appurtenances removable by Tenant and agrees that Owner will not be obligated to repair any damage thereto or replace the same. (f) Tenant hereby waives the provisions of
Section 227 of the Real Property Law and agrees that the provisions of this article shall govern and control in lieu thereof.

EMINENT DOMAIN:

     10. If the whole or any part of the demised premises shall be acquired or condemned by Eminent Domain for any public or quasi public use or purpose, then and in that event, the term of this lease shall cease and terminate from the date of title vesting in such proceeding and Tenant shall have no claim for the value of any unexpired term of said lease. Tenant shall have the right to make an independent claim to the condemning authority for the value of Tenant's moving expenses and personal property, trade fixtures and equipment, provided Tenant is entitled pursuant to the terms of the lease to remove such property, trade fixtures equipment at the end of the term and provided further such claim does not reduce Owner's award.

ASSIGNMENT, MORTGAGE, ETC.:

     11. Tenant, for itself, its heirs, distributees, executors, administrators, legal representatives, successors and assigns, expressly covenants that it shall not assign, mortgage or encumber this agreement, nor underlet, or suffer or permit the demised premises or any part thereof to be used by others, without the prior written consent of Owner in each instance. Transfer of the majority of the stock of a corporate Tenant or the majority partnership interest of a partnership Tenant shall be deemed an assignment. If this lease be assigned, or if the demised premises or any part thereof be underlet or occupied by anybody other than Tenant, Owner may, after default by Tenant, collect rent from the assignee, under-tenant or occupant, and apply the net amount collected to the rent herein reserved, but no such assignment, underletting, occupancy or collection shall be deemed a waiver of this covenant, or the acceptance of the assignee, under-tenant or occupant as tenant, or a release of Tenant from the further performance by Tenant of covenants on the part of Tenant herein contained. The consent by Owner to an assignment or underletting shall not in any wise be construed to relieve Tenant from obtaining the express consent in writing of Owner to any further assignment or underletting.

ELECTRIC CURRENT:
     12. Rates and conditions in respect to submetering or rent inclusion, as the case may be, to be added in RIDER attached hereto. Tenant covenants and agrees that at all times its use of electric current shall not exceed the capacity of existing feeders to the building or the risers or wiring installation and Tenant may not use any electrical equipment which, in Owner's opinion, reasonably exercised, will overload such installations or interfere with the use thereof by other tenants of the building. The change at any time of the character of electric service shall in no wise make Owner liable or responsible to Tenant, for any loss, damages or expenses which Tenant may sustain.

ACCESS TO PREMISES:

     13. Owner or Owner's agents shall have the right (but shall not be obligated) to enter the demised premises in any emergency at any time, and, at other reasonable times, to examine the same and to make such repairs, replacements and improvements as Owner may deem necessary and reasonably desirable to any portion of the building or which Owner may elect to perform in the premises after Tenant's failure to make repairs or perform under this lease, or for the purpose of complying with laws, regulations and other directions of governmental authorities. Tenant shall permit Owner to use and maintain and replace pipes and conduits in and through the demised premises and to erect new pipes and conduits therein provided, wherever possible, they are within walls or otherwise concealed. Owner may, during the progress of any work in the demised premises, take all necessary materials and equipment into said premises without the same constituting an eviction nor shall the Tenant be entitled to any abatement of rent while such work is in progress nor to any damages by reason of loss or interruption of business or otherwise. Throughout the term hereof Owner shall have the right to enter the demised premises at reasonable hours for the purpose of showing the same to prospective purchasers or mortgagees of the building, and during the last six months of the term for the purpose of showing the same to prospective tenants and may, during said six months period, place upon the demised premises the usual notices "To Let" and "For Sale" which notices Tenant shall permit to remain thereon without molestation. If Tenant is not present to open and permit an entry into the demised premises, Owner or Owner's agents may enter the same whenever such entry may be necessary or permissible by master key or forcibly and provided reasonable care is exercised to safeguard Tenant's property, such entry shall not render Owner or its agents liable therefor, nor in any event shall the obligations of Tenant hereunder be affected. If during the last month of the term Tenant shall have removed all or substantially all of Tenant's property therefrom. Owner may immediately enter, alter, renovate or redecorate the demised premises without limitation or abatement of rent, or incurring liability to Tenant for any compensation and such act shall have no effect on this lease or Tenant's obligation hereunder.

VAULT, VAULT SPACE, AREA:

     14. No Vaults, vault space or area, whether or not enclosed or covered, not within the property line of the building is leased hereunder anything contained in or indicated on any sketch, blue print or plan, or anything contained elsewhere in this lease to the contrary notwithstanding. Owner makes no representation as to the location of the property line of the building. All vaults and vault space and all such areas not within the property line of the building, which Tenant may be permitted to use and/ or occupy, is to be used and/or occupied under a revocable license, and if any such license be revoked, or if the amount of such space or area be diminished or required by any federal, state or municipal authority or public utility, Owner shall not be subject to any liability nor shall Tenant be entitled to any compensation or diminution or abatement of rent, nor shall such revocation, diminution or requisition be deemed constructive or actual eviction. Any tax, fee or charge of municipal authorities for such vault or area shall be paid by Tenant, if used by Tenant, whether or not specifically leased hereunder.

OCCUPANCY:

     15. Tenant will not at any time use or occupy the demised premises in violation of the certificate of occupancy issued for the building of which the demised premises are a part. Tenant has inspected the premises and accepts them as is, subject to the riders annexed hereto with respect to Owner's work, if any. In any event, Owner makes no representation as to the condition of the premises and Tenant agrees to accept the same subject to violations, whether or not of record. If any governmental license or permit shall be required for the proper and lawful conduct of Tenant's business, Tenant shall be responsible for and shall procure and maintain such license or permit.

BANKRUPTCY:

     16. (a)   Anything elsewhere in this lease to the contrary notwithstanding, this lease may be cancelled by Owner by sending of a written notice to Tenant within a reasonable time after the happening of any one or more of the following events: (1) the commencement of a case in bankruptcy or under the laws of any state naming Tenant as the debtor; or (2) the making by Tenant of an assignment or any other arrangement for the benefit of creditors under any state statute. Neither Tenant nor any person claiming through or under Tenant, or by reason of any statute or order of court, shall thereafter be entitled to possession of the premises demised but shall forthwith quit and surrender the premises. If this lease shall be assigned in accordance with its terms, the provisions of this
Article 16 shall be applicable only to the party then owning Tenant's interest in this lease.

          (b) It is stipulated and agreed that in the event of the termination of this lease pursuant to (a) hereof, Owner shall forthwith, notwithstanding any other provisions of this lease to the contrary, be entitled to recover from Tenant as and for liquidated damages an amount equal to the difference between the rental reserved hereunder for the unexpired portion of the term demised and the fair and reasonable rental value of the demised premises for the same period. In the computation of such damages the difference between any installment of rent becoming due hereunder after the date of termination and the fair and reasonable rental value of the demised premises for the period for which such installment was payable shall be discounted to the date of termination at the rate of four percent (4%) per annum. If such premises or any part thereof be relet by the Owner for the unexpired term of said lease, or any part thereof, before presentation of proof of such liquidated damages to any court, commission or tribunal, the amount of rent reserved upon such reletting shall be deemed to be the fair and reasonable rental value for the part or the whole of the premises so re-let during the term of the re-letting. Nothing herein contained shall limit or prejudice the right of the Owner to prove for and obtain as liquidated damages by reason of such termination, an amount equal to the maximum allowed by any statute or rule of law in effect at the time when, and governing the proceedings in which, such damages are to be proved, whether or not such amount be greater, equal to, or less than the amount of the difference referred to above.

DEFAULT:

     17. (1)   If Tenant defaults in fulfilling any of the covenants of this lease other than the covenants for the payment of rent or additional rent; or if the demised premises becomes vacant or deserted "or if this lease be rejected under Section 235 of Title 11 of the U.S. Code (bankruptcy code);" or if any execution or attachment shall be issued against Tenant or any of Tenant's property whereupon the demised premises shall be taken or occupied by someone other than Tenant; or if Tenant shall make default with respect to any other lease between Owner and Tenant; or if Tenant shall have failed, after five (5) days written notice, to redeposit with Owner any portion of the security deposited hereunder which Owner has applied to the payment of any rent and additional rent due and payable hereunder or failed to move into to take possession of the premises within thirty (30) days after the commencement of the term of this lease, of which fact Owner shall be the sole judge; then in any one or more of such events, upon Owner serving a written fifteen (15) days notice upon Tenant specifying the nature of said default and upon the expiration of said fifteen (15) days, if Tenant shall have failed to comply with or remedy such default, or if the said default or omission complained of shall be of a nature that the same cannot be completely cured or remedied within said fifteen
(15) day period, and if Tenant shall not have diligently commenced during such default within such fifteen (15) day period, and shall not thereafter with reasonable diligence and in good faith, proceed to remedy or cure such default, then Owner may serve a written five (5) days' notice of cancellation of this lease upon Tenant, and upon the expiration of said five (5) days this lease and the term thereunder shall end and expire as fully and completely as if the expiration of such five (5) day period were the day herein definitely fixed for the end and expiration of this lease and the term thereof and Tenant shall then quit and surrender the demised premises to Owner but Tenant shall remain liable as hereinafter provided.

     (2) If the notice provided for in (1) hereof shall have been given, and the term shall expire as aforesaid; or if Tenant shall make default in the payment of the rent reserved herein or any item of additional rent herein mentioned or any part of either or in making any other payment herein required; then and in any of such events Owner may without notice, re-enter the demised premises either by force or otherwise, and dispossess Tenant by summary proceedings or otherwise, and the legal representative of Tenant or other occupant of demised premises and remove their effects and hold the premises as if this lease had not been made, and Tenant hereby waives the service of notice of intention to re-enter or to institute legal proceedings to that end. If Tenant shall make default hereunder prior to the date fixed as the commencement of any renewal or extension of this lease, Owner may cancel and terminate such renewal or extension agreement by written notice.

REMEDIES OF OWNER AND WAIVER OF REDEMPTION:

     18. In case of any such default, re-entry, expiration and/or dispossess by summary proceedings or otherwise, (a) the rent, and additional rent, shall become due thereupon and be paid up to the time of such reentry, dispossess and/or expiration, (b) Owner may re-let the premises or any part or parts thereof, either in the name of Owner or otherwise, for a term or terms, which may at Owner's option be less than or exceed the period which would otherwise have constituted the balance of the term of this lease and may grant concessions or free rent or charge a higher rental than that in this lease, (c) Tenant or the legal representatives of Tenant shall also pay Owner as liquidated damages for the failure of Tenant to observe and perform said Tenant's covenants herein contained, any deficiency between the rent hereby reserved and or covenanted to be paid and the net amount, if any, of the rents collected on account of the subsequent lease or leases of the demised premises for each month of the period which would otherwise have constituted the balance of the term of this lease. The failure of Owner to re-let the premises or any part or parts thereof shall not release or affect Tenant's liability for damages. In computing such liquidated damages there shall be added to the said deficiency such expenses as Owner may incur in connection with re-letting, such as legal expenses, reasonable attorneys' fees, brokerage, advertising and for keeping the demised premises in good order or for preparing the same for re-letting. Any such liquidated damages shall be paid in monthly installments by Tenant on the rent day specified in this lease and any suit brought to collect the amount of the deficiency for any month shall not prejudice in any way the rights of Owner to collect the deficiency for any subsequent month by a similar proceeding. Owner, in putting the demised premises in good order or preparing the same for re-rental may, at Owner's option, make such alterations, repairs, replacements, and/or decorations in the demised premises as Owner, in Owner's sole judgment, considers advisable and necessary for the purpose of re-letting the demised premises, and the making of such alterations, repairs, replacements, and/or decorations shall not operate or be construed to release Tenant from liability hereunder as aforesaid. Owner shall in no event be liable in any way whatsoever for failure to re-let the demised premises, or in the event that the demised premises are re-let, for failure to collect the rent thereof under such re-letting, and in no event shall Tenant be entitled to receive any excess, if any, of such net rents collected over the sums payable by Tenant to Owner hereunder. In the event of a breach or threatened breach by Tenant of any of the covenants or provisions hereof, Owner shall have the right of injunction and the right to invoke any remedy allowed at law or in equity as if re-entry, summary proceedings and other remedies were not herein provided for. Mention in this lease of any particular remedy, shall not preclude Owner from any other remedy, in law or in equity. Tenant hereby expressly waives any and all rights of redemption granted by or under any present or future laws.

FEES AND EXPENSES:

     19. If Tenant shall default in the observance or performance of any term or covenant on Tenant's part to be observed or performed under or by virtue of any of the terms or provisions in any article of this lease, after notice if required and upon expiration of any applicable grace period if any, (except in an emergency), then, unless otherwise provided elsewhere in this lease, Owner may immediately or at any time thereafter and without notice perform the obligation of Tenant thereunder. If Owner, in connection with the foregoing or in connection with any default by Tenant in the covenant to pay rent hereunder, makes any expenditures or incurs any obligations for the payment of money, including but not limited to reasonable attorney's fees, in instituting, prosecuting or defending any action or proceedings, and prevails in any such action or proceeding, then Tenant will reimburse Owner for such sums so paid or obligations incurred with interest and costs. The foregoing expenses incurred by reason of Tenant's default shall be deemed to be additional rent hereunder and shall be paid by Tenant to Owner within ten (10) days of rendition of any bill or statement to Tenant therefor. If Tenant's lease term shall have expired at the time of making of such expenditures or incurring of such obligations, such sums shall be recoverable by Owner as damages.

BUILDING ALTERATIONS AND MANAGEMENT:

     20. Owner shall have the right at any time without the same constituting an eviction and without incurring liability to Tenant therefor to change the arrangement and or location of public entrances, passageways, doors, doorways, corridors, elevators, stairs, toilets or other public parts of the building and to change the name, number or designation by which the building may be known. There shall be no allowance to Tenant for diminution of rental value and no liability on the part of Owner by reason of inconvenience, annoyance or injury to business arising from Owner or other Tenant making any repairs in the building or any such alterations, additions and improvements. Furthermore, Tenant shall not have any claim against Owner by reason of Owner's imposition of any controls of the manner of access to the building by Tenant's social or business visitors as the Owner may deem necessary for the security of the building and its occupants.

NO REPRESENTATIONS BY OWNER:

     21. Neither Owner nor Owner's agents have made any representations or promises with respect to the physical condition of the building, the land upon which it is erected or the demised premises, the rents, leases, expenses of operation or any other matter or thing affecting or related to the demised premises or the building except as herein expressly set forth and no rights, easements or licenses are acquired by Tenant by implication or otherwise except as expressly set forth in the provisions of this lease. Tenant has inspected the building and the demised premises and is thoroughly acquainted with their condition and agrees to take the same "as is" on the date possession is tendered and acknowledges that the taking of possession of the demised premises by Tenant shall be conclusive evidence that the said premises and the building of which the same form a part were in good and satisfactory condition at the time such possession was so taken, except as to latent defects. All understandings and agreements heretofore made between the parties hereto are merged in this contract, which alone fully and completely expresses the agreement between Owner and Tenant and any executory agreement hereafter made shall be ineffective to change, modify, discharge or effect an abandonment of it in whole or in part, unless such executory agreement is in writing and signed by the party against whom enforcement of the change, modification, discharge or abandonment is sought.

END OF TERM:

     22. Upon the expiration or other termination of the term of this lease, Tenant shall quit and surrender to Owner the demised premises, broom clean, in good order and condition, ordinary wear and damages which Tenant is not required to repair as provided elsewhere in this lease excepted, and Tenant shall remove all its property from the demised premises. Tenant's obligation to observe or perform this covenant shall survive the expiration or other termination of this lease. If the last day of the term of this Lease or any renewal thereof, falls on Sunday, this lease shall expire at noon on the preceding Saturday unless it be a legal holiday in which case it shall expire at noon on the preceding business day.

QUIET ENJOYMENT:

     23. Owner covenants and agrees with Tenant that upon Tenant paying the rent and additional rent and observing and performing all the terms, covenants and conditions, on Tenant's part to be observed and performed, Tenant may peaceably and quietly enjoy the premises hereby demised, subject, nevertheless, to the terms and conditions of this lease including, but not limited to, Article 34 hereof and to the ground leases, underlying leases and mortgages hereinbefore mentioned.

FAILURE TO GIVE POSSESSION:

     24. If Owner is unable to give possession of the demised premises on the date of the commencement of the term hereof, because of the holding-over or retention of possession of any Tenant, undertenant or occupants or if the demised premises are located in a building being constructed, because such building has not been sufficiently completed to make the premises ready for occupancy or because of the fact that a certificate of occupancy has not been procured or if Owner has not completed any work required to be performed by Owner, or for any other reason, Owner shall not be subject to any liability for failure to give possession on said date and validity of the lease shall not be impaired under such circumstances, nor shall the same be construed in any wise to extend the term of this lease, but the rent payable hereunder shall be abated (provided Tenant is not responsible for

Owner's inability to obtain possession or complete any work required) until after Owner shall have given Tenant notice that Owner is able to deliver possession in the condition required by this lease. If permission is given to Tenant to enter into the possession of the demised premises or to occupy premises other than the demised premises prior to the date specified as the commencement of the term of this lease, Tenant covenants and agrees that such possession and/or occupancy shall be deemed to be under all the terms, covenants, conditions and provisions of this lease, except the obligation to pay the fixed annual rent set forth in page one of this lease. The provisions of this article are intended to constitute "an express provision to the contrary" within the meaning of Section 223-a of the New York Real Property Law.

NO WAIVER:

     25. The failure of Owner to seek redress for violation of, or to insist upon the strict performance of any covenant or condition of this lease or of any of the Rules or Regulations, set forth or hereafter adopted by Owner, shall not prevent a subsequent act which would have originally constituted a violation from having all the force and effect of an original violation. The receipt by Owner of rent with knowledge of the breach of any covenant of this lease shall not be deemed a waiver of such breach and no provision of this lease shall be deemed to have been waived by Owner unless such waiver be in writing signed by Owner. No payment by Tenant or receipt by Owner of a lesser amount than the monthly rent herein stipulated shall be deemed to be other than on account of the earliest stipulated rent, nor shall any endorsement or statement of any check or any letter accompanying any check or payment as rent be deemed as accord and satisfaction, and Owner may accept such check or payment without prejudice to Owner's right to recover the balance of such rent or pursue any other remedy in this lease provided. All checks tendered to Owner as and for the rent of the demised premises shall be deemed payments for the account of Tenant. Acceptance by Owner of rent from anyone other than Tenant shall not be deemed to operate as an attornment to Owner by the payor of such rent or as a consent by Owner to an assignment or subletting by Tenant of the demised premises to such payor, or as a modification of the provisions of this lease.
No act or thing done by Owner or Owner's agents during the term hereby demised shall be deemed an acceptance of a surrender of said premises and no agreement to accept such surrender shall be valid unless in writing signed by Owner. No employee of Owner or Owner's agent shall have any power to accept the keys of said premises prior to the termination of the lease and the delivery of keys to any such agent or employee shall not operate as a termination of the lease or a surrender of the premises.

WAIVER OF TRIAL BY JURY:

     26. It is mutually agreed by and between Owner and Tenant that the respective parties hereto shall and they hereby do waive trial by jury in any action, proceeding or counterclaim brought by either of the parties hereto against the other (except for personal injury or property damage) on any matters whatsoever arising out of or in any way connected with this lease, the relationship of Owner and Tenant, Tenant's use of or occupancy of said premises, and any emergency statutory or any other statutory remedy. It is further mutually agreed that in the event Owner commences any proceeding or action for possession including a summary proceeding for possession of the premises, Tenant will not interpose any counterclaim of whatever nature or description in any such proceeding including a counterclaim under Article 4 except for statutory mandatory counterclaims.

INABILITY TO PERFORM:

     27. This Lease and the obligation of Tenant to pay rent hereunder and perform all of the other covenants and agreements hereunder on part of Tenant to be performed shall in no wise be affected, impaired or excused because Owner is unable to fulfill any of its obligations under this lease or to supply or is delayed in supplying any service expressly or impliedly to be supplied or is unable to make, or is delayed in making any repair, additions, alterations or decorations or is unable to supply or is delayed in supplying any equipment, fixtures or other materials if Owner is prevented or delayed from doing so by reason of strike or labor troubles or any cause whatsoever beyond Owner's sole control including, but not limited to, government preemption or restrictions or by reason of any rule, order or regulation of any department or subdivision thereof of any government agency or by reason of the conditions which have been or are affected, either directly or indirectly, by war or other emergency.

BILLS AND NOTICES:

     28. Except as otherwise in this lease provided, a bill statement, notice or communication which Owner may desire or be required to give to Tenant, shall be deemed sufficiently given or rendered if, in writing, delivered to Tenant personally or sent by registered or certified mail addressed to Tenant at the building of which the demised premises form a part or at the last known residence address or business address of Tenant or left at any of the aforesaid premises addressed to Tenant, and the time of the rendition of such bill or statement and of the giving of such notice or communication shall be deemed to be the time when the same is delivered to Tenant, mailed, or left at the premises as herein provided. Any notice by Tenant to Owner must be served by registered or certified mail addressed to Owner at the address first hereinabove given or at such other address as Owner shall designate by written notice.

WATER CHARGES:

     29. If Tenant requires, uses or consumes water for any purpose in addition to ordinary lavatory purposes (of which fact Tenant constitutes Owner to be the sole judge) Owner may install a water meter and thereby measure Tenant's water consumption for all purposes. Tenant shall pay Owner for the cost of the meter and the cost of the installation, thereof and throughout the duration of Tenant's occupancy Tenant shall keep said meter and installation equipment in good working order and repair at Tenant's own cost and expense in default of which Owner may cause such meter and equipment to be replaced or repaired and collect the cost thereof from Tenant, as additional rent. Tenant agrees to pay for water consumed, as shown on said meter as and when bills are rendered, and on default in making such payment Owner may pay such charges and collect the same from Tenant, as additional rent. Tenant covenants and agrees to pay, as additional rent, the sewer rent, charge or any other tax, rent, levy or charge which now or hereafter is assessed, imposed or a lien upon the demised premises or the realty of which they are part pursuant to law, order or regulation made or issued in connection with the use, consumption, maintenance or supply of water, water system or sewage or sewage connection or system. If the building or the demised premises or any part thereof is supplied with water through a meter through which water is also supplied to other premises Tenant shall pay to Owner, as additional rent, on the first day of each month ___% ($________) of the total meter charges as Tenant's portion. Independently of and in addition to any of the remedies reserved to Owner hereinabove or elsewhere in this lease, Owner may sue for and collect any monies to be paid by Tenant or paid by Owner for any of the reasons or purposes hereinabove set forth.

SPRINKLERS:

     30. Anything elsewhere in this lease to the contrary notwithstanding, if the New York Board of Fire Underwriters or the New York Fire Insurance Exchange or any bureau, department or official of the federal, state or city government recommend or require the installation of a sprinkler system or that any changes, modifications, alterations, or additional sprinkler heads or other equipment be made or supplied in an existing sprinkler system by reason of Tenant's business, or the location of partitions, trade fixtures, or other contents of the demised premises, or for any other reason, or if any such sprinkler system installations, modifications, alterations, additional sprinkler heads or other such equipment, become necessary to prevent the imposition of a penalty or charge against the full allowance for a sprinkler system in the fire insurance rate set by any said Exchange or by any fire insurance company, Tenant shall, at Tenant's expense, promptly make such sprinkler system installations, changes, modifications, alterations, and supply additional sprinkler heads or other equipment as required whether the work involved shall be structural or non-structural in nature. Tenant shall pay to Owner as additional rent the sum of $__________, on the first day of each month during the term of this lease, as Tenant's portion of the contract price for sprinkler supervisory service.

ELEVATORS, HEAT, CLEANING:

     31. As long as Tenant is not in default under any [of] the covenants of this lease beyond the applicable grace period provided in this lease for the curing of such defaults, Owner shall: (a) provide necessary passenger elevator facilities on business days from 8 a.m. to 6 p.m. and on Saturdays from 8 a.m. to 1 p.m.; (b) if freight elevator service is provided, same shall be provided only on regular business days Monday through Friday inclusive, and on those days only between the hours of 9 a.m. and 12 noon and between 1 p.m. and 5 p.m.; (c) furnish heat, water and other services supplied by Owner to the demised premises, when and as required by law, on business days from 8 a.m. to 6 p.m. and on Saturdays from 8 a.m. to 1.p.m.; (d) clean the public halls and public portions of the building which are used in common by all tenants. Tenant shall, at Tenant's expense, keep the demised premises, including the windows, clean and in order, to the reasonable satisfaction of Owner, and for that purpose shall employ the person or persons, or corporation approved by Owner. Tenant shall pay to Owner the cost of removal of any of Tenant's refuse and rubbish from the building. Bills for the same shall be rendered by Owner to Tenant at such time as Owner may elect and shall be due and payable hereunder, and the amount of such bills shall be deemed to be, and be paid as, additional rent. Tenant shall, however, have the option of independently contracting for the removal of such rubbish and refuse in the event that Tenant does not wish to have same done by employees of Owner. Under such circumstances, however, the removal of such refuse and rubbish by others shall be subject to such rules and regulations as, in the judgment of Owner, are necessary for the proper operation of the building. Owner reserves the right to stop service of the heating, elevator, plumbing and electric systems, when necessary, by reason of accident, or emergency, or for repairs, alterations, replacements or improvements, in the judgment of Owner desirable or necessary to be made, until said repairs, alterations, replacements or improvements shall have been completed. If the building of which the demised premises are a part supplies manually operated elevator service, Owner may proceed diligently with alterations necessary to substitute automatic control elevator service without in any way affecting the obligations of Tenant hereunder.

SECURITY:

     32. Tenant has deposited with Owner the sum of $1,500.00 as security for the faithful performance and observance by Tenant of the terms, provisions and conditions of this lease; it is agreed that in the event Tenant defaults in respect of any of the terms, provisions and conditions of this lease, including, but not limited to, the payment of rent and additional rent, Owner may use, apply or retain the whole or any part of the security so deposited to the extent required for the payment of any rent and additional rent or any other sum as to which Tenant is in default or for any sum which Owner may expend or may be required to expend by reason of Tenant's default in respect of any of the terms, covenants and conditions of this lease, including but not limited to, any damages or deficiency in the reletting of the premises, whether such damages or deficiency accrued before or after summary proceedings or other re-entry by Owner. In the event that Tenant shall fully and faithfully comply with all of the terms, provisions, covenants and conditions of this lease, the security shall be returned to Tenant after the date fixed as the end of the Lease and after delivery of entire possession of the demised premises to Owner. In the event of a sale of the land and building or leasing of the building, of which the demised premises form a part, Owner shall have the right to transfer the security to the vendee or lessee and Owner shall thereupon be released by Tenant from all liability for the return of such security; and Tenant agrees to look to the new Owner solely for the return of said security, and it is agreed that the provisions hereof shall apply to every transfer or assignment made of the security to a new Owner. Tenant further covenants that it will not assign or encumber or attempt to assign or encumber the monies deposited herein as security and that neither Owner nor its successor or assigns shall be bound by any such assignment, encumbrance, attempted assignment or attempted encumbrance.

CAPTIONS:

     33. The Captions are inserted only as a matter of convenience and for reference and in no way define, limit or describe the scope of this lease nor the intent of any provision thereof.

DEFINITIONS:

     34. The term "Owner" as used in this lease means only the owner of the fee or of the leasehold of the building, or the mortgagee in possession, for the time being of the land and building (or the owner of a lease of the building or of the land and building) of which the demised premises form a part, so that in the event of any sale or sales of said land and building or of said lease, or in the event of a lease of said building, or of the land and building, the said Owner shall be and hereby is entirely freed and relieved of all covenants and obligations of Owner hereunder, and it shall be deemed and construed without further agreement between the parties or their successors in interest, or between the parties and the purchaser, at any such sale, or the said lessee of the building, or of the land and building, that the purchaser or the lessee of the building has assumed and agreed to carry out any and all covenants and obligations of Owner hereunder. The words "re-enter" and "re-entry" as used in this lease are not restricted to their technical legal meaning. The term "rent" includes the annual rental rate whether so expressed or expressed in monthly installments, and "additional rent." "Additional rent" means all sums which shall be due to Owner from Tenant under this lease, in addition to the annual rental rate. The term "business days" as used in this lease, shall exclude Saturdays, Sundays and all days observed by the State or Federal Government as legal holidays and those designated as holidays by the applicable building service union employees service contract or by the applicable Operating Engineers contract with respect to HVAC service. Wherever it is expressly provided in this lease that consent shall not be unreasonably withheld, such consent shall not be unreasonably delayed.

ADJACENT EXCAVATION-SHORING:

     35. If an excavation shall be made upon land adjacent to the demised premises, or shall be authorized to be made, Tenant shall afford to the person causing or authorized to cause such excavation, license to enter upon the demised premises for the purpose of doing such work as said person shall deem necessary to preserve the wall or the building of which demised premises form a part from injury or damage and to support the same by proper foundations without any claim for damages or indemnity against Owner, or diminution or abatement of rent.

RULES AND REGULATIONS:

     36. Tenant and Tenant's servants, employees, agents, visitors, and licensees shall observe faith fully, and comply strictly with, the Rules and Regulations annexed hereto and such other and further reasonable Rules and Regulations as Owner or Owner's agents may from time to time adopt. Notice of any additional rules or regulations shall be given in such manner as Owner may elect. In case Tenant disputes the reasonableness of any additional Rule or Regulation hereafter made or adopted by Owner or Owner's agents, the parties hereto agree to submit the question of the reasonableness of such Rule or Regulation for decision to the New York office of the American Arbitration Association, whose determinations shall be final and conclusive upon the parties hereto. The right to dispute the reasonableness of any additional Rule or Regulation upon Tenant's part shall be deemed waived unless the same shall be asserted by service of a notice, in writing upon Owner within fifteen (15) days after the giving of notice thereof. Nothing in this lease contained shall be construed to impose upon Owner any duty or obligation to enforce the Rules and Regulations or terms, covenants or conditions in any other lease, as against any other tenant and Owner shall not be liable to Tenant for violation of the same by any other tenant, its servants, employees, agents, visitors or licensees.

GLASS:

     37. Owner shall replace, at the expense of the Tenant, any and all plate and other glass damaged or broken from any cause whatsoever in and about the demised premises. Owner may insure, and keep insured, at Tenant's expense, all plate and other glass in the demised premises for and in the name of Owner. Bills for the premiums therefor shall be rendered by Owner to Tenant at such times as Owner may elect, and shall be due from, and payable by, Tenant when rendered, and the amount thereof shall be deemed to be, and be paid, as additional rent.

ESTOPPEL CERTIFICATE:

     38. Tenant, at any time, and from time to time, upon at least 10 days' prior notice by Owner, shall execute, acknowledge and deliver to Owner, and/or to any other person, firm or corporation specified by Owner, a statement certifying that this Lease is unmodified in full force and effect (or, if there have been modifications, that the same is in full force and effect as modified and stating the modifications), stating the dates to which the rent and additional rent have been paid, and stating whether or not there exists any default by Owner under this Lease, and, if so, specifying each such default.

DIRECTORY BOARD LISTING:

     39. If, at the request of and as accommodation to Tenant, Owner shall place upon the directory board in the lobby of the building, one or more names of persons other than Tenant, such directory board listing shall not be construed as the consent by Owner to an assignment or subletting by Tenant to such person or persons.

SUCCESSORS AND ASSIGNS:

     40. The covenants, conditions and agreements contained in this Lease shall bind and inure to the benefit of Owner and Tenant and their respective heirs, distributees, executors, administrators, successors, and except as otherwise provided in this lease, their assigns. Tenants shall look only to Owner's estate and interest in the land and building for the satisfaction of Tenant's remedies for the collection of a judgement (or other judicial process) against Owner in the event of any default by Owner hereunder, and no other property or assets of such Owner (or any partner, member, officer or director thereof, disclosed or undisclosed), shall be subject to levy, execution or other enforcement procedure for the satisfaction of Tenant's remedies under or with respect to this lease, the relationship of Owner and Tenant hereunder, or Tenant's use and occupancy of the demised premises.

     IN WITNESS WHEREOF, Owner and Tenant have respectively signed and sealed this lease as of the day and year first above written.

Witness for Owner:                 Palobueno N.V. Ltd.
                                   BY:  Falcon Properties, Inc.
                                        As Managing Agent

                                        /s/ Carlos A. Silberman
-----------------------------           --------------------------
                                        Carlos A. Silberman, CEO

Witness for Tenant:                     /s/ Harold Dyne
                                        --------------------------
                                        Pacific Trim & Belt, Inc.
                                        Harold Dyne, President

-----------------------------           --------------------------

                                ACKNOWLEDGEMENTS


CORPORATE TENANT
STATE OF NEW YORK,  SS:
COUNTY OF

     On this _____ day of _________________, 19___, before me personally came ____________________________________ to me known, who being by me duly sworn, did depose and say that he resides in
_________________________________________________________________ that he is the
________________________ of ______________________ the corporation described in and which executed the foregoing instrument, as TENANT; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation, and that he signed his name thereto by like order.

INDIVIDUAL TENANT
STATE OF NEW YORK,  SS:
COUNTY OF

     On _____ day of ____________________, 19___, before me personally came
___________________________________ to be known and known to me to be the individual described in and who, as TENANT, executed the foregoing instrument and acknowledged to me that ______________________ he executed the same.

                      RULES AND REGULATIONS ATTACHED TO AND
                          MADE A PART OF THIS LEASE IN
                           ACCORDANCE WITH ARTICLE 36.

     1. The sidewalks, entrances, driveways, passages, courts, elevators, vestibules, stairways, corridors or halls shall not be obstructed or encumbered by any Tenant or used for any purpose other than for ingress or egress from the demised premises and for delivery of merchandise and equipment in a prompt and efficient manner using elevators and passageways designated for such delivery by Owner. There shall not be used in any space, or in the public hall of the building, either by any Tenant or by jobbers or others in the delivery or receipt of merchandise, any hand trucks, except those equipped with rubber tires and sideguards. If said premises are situated on the ground floor of the building, Tenant thereof shall further, at Tenant's expense, keep the sidewalk and curb in front of said premises clean and free from ice, snow, dirt and rubbish.

     2. The water and wash closets and plumbing fixtures shall not be used for any purposes other than those for which they were designed or constructed and no sweepings, rubbish, rags, acids or other substances shall be deposited therein, and the expense of any breakage, stoppage, or damage resulting from the violation of this rule shall be borne by the Tenant who, or whose clerks, agents, employees or visitors, shall have caused it.

     3. No carpet, rug or other article shall be hung or shaken out of any window of the building; and no Tenant shall sweep or throw or permit to be swept or thrown from the demised premises any dirt or other substances into any of the corridors of halls, elevators, or out of the doors or windows or stairways of the building and Tenant shall not use, keep or permit to be used or kept any foul or noxious gas or substance in the demised premises, or permit or suffer the demised premises to be occupied or used in a manner offensive or objectionable to Owner or other occupants of the buildings by reason of noise, odors, and or vibrations, or interfere in any way, with other Tenants or those having business therein, nor shall any bicycles, vehicles, animals, fish, or birds be kept in or about the building. Smoking or carrying lighted cigars or cigarettes in the elevators of the building is prohibited.

     4. No awnings or other projections shall be attached to the outside walls of the building without the prior written consent of Owner.

     5. No sign, advertisement, notice or other lettering shall be exhibited, inscribed, painted or affixed by any Tenant on any part of the outside of the demised premises or the building or on the inside of the demised premises if the same is visible from the outside of the premises without the prior written consent of Owner, except that the name of Tenant may appear on the entrance door of the premises. In the event of the violation of the foregoing by any Tenant, Owner may remove same without any liability and may charge the expense incurred by such removal to Tenant or Tenants violating this rule. Interior signs on doors and directory tablet shall be inscribed, painted or affixed for each Tenant by Owner at the expense of such Tenant, and shall be of a size, color and style acceptable to Owner.

     6. No Tenant shall mark, paint, drill into, or in any way deface any part of the demised premises or the building of which they form a part. No boring, cutting or stringing of wires shall be permitted, except with the prior written consent of Owner, and as Owner may direct. No Tenant shall lay linoleum, or other similar floor covering, so that the same shall come in direct contact with the floor of the demised premises, and, if linoleum or other similar floor covering is desired to be used an interlining of builder's deadening felt shall be first affixed to the floor, by a paste or other material, soluble in water, the use of cement or other similar adhesive material being expressly prohibited.

     7. No additional locks or bolts of any kind shall be placed upon any of the doors or windows by any Tenant, nor shall any changes be made in existing locks or mechanism thereof. Each Tenant must, upon the termination of his Tenancy, restore to Owner all keys of stores, offices and toilet rooms, either furnished to, or otherwise procured by, such Tenant, and in the event of the loss of any keys, so furnished, such Tenant shall pay to Owner the cost thereof.

     8. Freight, furniture, business equipment, merchandise and bulky matter of any description shall be delivered to and removed from the premises only on the freight elevators and through the service entrances and corridors, and only during hours and in a manner approved by Owner. Owner reserves the right to inspect all freight to be brought into the building and to exclude from the building all freight which violates any of these Rules and Regulations of the lease of which these Rules and Regulations are a part.

     9. No Tenant shall obtain for use upon the demised premises ice, drinking water, towel and other similar services, or accept barbering or bootblacking services in the demised premises, except from persons authorized by Owner, and at hours and under regulations fixed by Owner. Canvassing, soliciting and peddling in the building is prohibited and each Tenant shall cooperate to prevent the same.

     10. Owner reserves the right to exclude from the building all persons who do not present a pass to the building signed by Owner. Owner will furnish passes to persons for whom any Tenant requests same in writing. Each Tenant shall be responsible for all persons for whom he requests such pass and shall be liable to Owner for all acts of such persons. Notwithstanding the foregoing, Owner shall not be required to allow Tenant or any person to enter or remain in the building, except on business days from 8:00 a.m. to 6:00 p.m. and on Saturdays from 8:00 a.m. to 1:00 p.m. Tenant shall not have a claim against Owner by reason of Owner excluding from the building any person who does not present such pass.

     11. Owner shall have the right to prohibit any advertising by any Tenant which in Owner's opinion, tends to impair the reputation of the building or its desirability as a loft building, and upon written notice from Owner, Tenant shall refrain from or discontinue such advertising.

     12. Tenant shall not bring or permit to be brought or kept in or on the demised premises, any inflammable, combustible, or explosive, or hazardous fluid, material, chemical or substance, or cause or permit any odors of cooking or other processes, or any unusual or other objectionable odors to permeate in or emanate from the demised premises.

     13. Tenant shall not use the demised premises in a manner which disturbs or interferes with other Tenants in the beneficial use of their premises.

Address

Premises

                                       TO

                                STANDARD FORM OF

                                   LOFT LEASE

                     The Real Estate Board of New York, Inc.
                    -C-Copyright 1994.  All rights Reserved.
                  Reproduction in whole or in part prohibited.


Dated:                                                                     19___

Rent Per Year





Term
From
To

Drawn by:____________________________________

Checked by:__________________________________

Entered by:__________________________________

Approved by:_________________________________

RIDER TO AGREEMENT OF: LEASE DATED AS OF MARCH 17, 1997 BETWEEN, PALOBUENO N.V. LTD. AS OWNER AND PACIFIC TRIM & BELT. INC. (HAROLD DYNE, PRESIDENT) AS TENANT COVERING PREMISES 262 W. 38TH STREET ROOM #704 NEW YORK, NEW YORK, 10018.

SHOULD ANY PARAGRAPH OF THIS RIDER BE INCONSISTENT OR CONFLICT WITH THE PRINTED PORTION OF THE LEASE, THEN AND IN THAT EVENT, THE PROVISIONS OF THE RIDER SHALL APPLY.

                         AMENDED AND ADDITIONAL CLAUSES

40.  INSURANCE.

     A. Tenant covenants to provide on or before the commencement of the demised term, and to keep in force during the demised term, COMPREHENSIVE GENERAL LIABILITY INSURANCE relating to the demised premises and its appurtenances on an occurrence basis with combined single limits of not less than $100,000.00 for personal injury and property damage covering the demised premises. Such insurance policy shall be in form commonly known as "Comprehensive General Liability" or Owner-Landlord and Tenant." Tenant shall also carry insurance with limits of not less than $100,000.00 insuring the Landlord, Tenant and any mortgagee.

During the course of any alterations, restorations, repair or reconstruction of the demised premises, Tenant shall, at its own cost and expense, carry for the protection of the Landlord (including, if requested, any mortgagee or those others holding superior title or interest to the Landlord) Landlord's Protective Liability and Property Damage Insurance in amounts no less than those provided in Paragraph A above.

     B. Tenant shall carry such other insurance including, but not limited to, Boiler (if Tenant uses a boiler) and against other insurable hazards which at the time are commonly insured against in case of premises similarly situated.

     C. Tenant shall also carry workers' compensation insurance and disability insurance as required by law.

     D. Tenant shall be continuously obligated, at its own expense, to maintain adequate FIRE INSURANCE (MULTI-PERIL PACKAGE) on the contents of the demised premises and the trade fixtures installed by Tenant and furnish Owner with evidence of the maintenance of such insurance. Such insurance shall be for the full replacement cost thereof, and Landlord shall be named as an insured on this policy as its interest may appear.

     E. Tenant, at its own cost and expense, shall replace all damaged or broken plate glass or other glass in or about the Demised Premises. Tenant shall keep such glass insured for the benefit of the Landlord and tenant.

     F. In the event that the Tenant shall fail to take out, continuously maintain in force, and deliver to the Landlord , certificates or an original policy, whichever the case may be, evidencing the insurance coverage herein required, as herein provided, Landlord may, at its option, effect such insurance and charge the cost thereof to the Tenant, who shall pay, as additional rent, such sums to the Landlord with interest at the maximum legal rate.

     G. To the extent permitted by Law and provided such waiver does not invalidate Tenant's insurance policy, Tenant hereby waives the right of recovering from the Landlord for any damage or loss occasioned by any hazards compensated by insurance regardless of whether said damage or loss resulted from the negligence of Landlord, its employees, or otherwise and Tenant does hereby waive the right to subrogate any insurance carrier or Tenant to its rights of recovery against Landlord in any event.

     H. If Tenant deals in merchandise which makes it impossible to obtain any necessary fire insurance, then Landlord shall have the right to cancel this Lease, provided Landlord gives Tenant ten (10) days notice to remove the same from the demised premises and the Tenant does not comply.

     I. If Tenant requires or installs any electrical equipment that overloads the lines in the Demised Premises or the building in which the Demised Premises are located, Tenant shall, at Tenant's own cost and expense, make whatever changes are necessary to comply with the requirements of the Board of Fire Insurance Underwriters or any similar body and any governmental authority having jurisdiction thereof. For the purposes of this paragraph, any finding or schedule of the Fire Insurance Rating Organization having jurisdiction thereof shall be deemed to be conclusive.

41.  RENT.

     A. Tenant covenants and agrees to pay to Owner, in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, at the address specified in, or pursuant to, Section 28 hereof, during the aforesaid term, an annual rental (sometimes hereinafter referred to as "Net Rent"), over and above the other and additional payments to be made by Tenant as hereinafter provided:

For the period commencing on MAY 1, 1997 and ending on APRIL 30, 1998,the annual rent shall be $16,800.00 per annum ($1,400.00 per month).

TENANT WILL HAVE ONE (1) YEAR OPTION

For the period commencing on MAY 1, 1988 and ending on APRIL 30, 1999, the annual rent shall be $18,000.00 per annum ($1,500.00 per month).

     B. Notwithstanding anything to the contrary contained herein, no annual rent shall be payable hereunder until, JUNE, 1997 provided, however, that Tenant shall pay the first month's rent and security deposit upon the execution hereof and shall pay and be responsible for all additional rent and other charges from the Commencement Date. For the purposes of this paragraph, the first month's rent paid hereunder shall be applicable to the month of MAY 1997.

     C. In the event the term of this Lease shall commence or end on a day other than the first or last day of the month, respectively, the annual rent and additional rents hereunder shall be apportioned for a partial month.

     D. Tenant will also pay without notice, except as may be required in this Lease, and without abatement, deduction or set off, as additional rent, all sums, costs, expenses and other payments which Tenant in any of the provisions of this Lease assumes or agrees to pay, and, in the event of any nonpayment thereof, Owner shall have (in addition to all other rights and remedies) all the rights and remedies provided for herein or by law in the case of non-payment of the net rent.

42.  PAYMENTS OF TAXES, OPERATING EXPENSES, ETC.

     1. ON JULY 15, 1997, Tenant shall pay an annual flat rate of $1,400.00 for Operating Expenses, Real Estate Taxes, sprinklers, heat and Security Guard Costs.

     2. ON JULY 15, 1998, Tenant shall pay an annual flat rate of $1,500.00 for Operating Expenses, Real Estate Taxes, sprinklers, heat and Security Guard Costs.

The annual flat rate additional rent shall be paid on the 15TH OF JULY of each and every year.

Any amount payable by Tenant to Owner under this Paragraph shall be paid by Tenant to Owner within ten (10) days after receipt by Tenant from Owner of a bill setting forth such amount.

TENANT SHALL PAY TO LANDLORD AS ADDITIONAL RENT ALL WATER AND SEWER RENTS, RATES AND CHARGES APPLICABLE TO THE DEMISED PREMISES. SUCH PAYMENT SHALL BE DUE WITHIN TEN (10) DAYS AFTER PRESENTMENT TO TENANT OF A BILL FOR SUCH COSTS AS PER LEASE CLAUSE 29 AND RIDER CLAUSE 53.

43.  SURRENDER.

     A. Tenant shall and will on the last day of the term hereof, or upon any earlier termination of this Lease, well and truly surrender and deliver up the Demised Premises and the Building into the possession and use of Owner without fraud or delay and in good order, condition and repair (reasonable wear and tear excepted), free and clear of all liens. All signs, inscriptions, canopies and installations of like nature shall be removed at or prior to the expiration or termination of this Lease.

     B. Any personal property of Tenant or any subtenant which shall remain in the Building after the termination of this Lease and the removal of Tenant or such subtenant from the Building, may, at the option of Owner, be deemed to have been abandoned by Tenant or such subtenant and may be retained by Owner as its property or may be disposed of, at Tenant's cost, without accountability, in such manner as Owner may see fit.

     C. Owner shall not be responsible for any loss or damage occurring to any property owned by Tenant or any subtenant unless caused by the gross negligence of Owner.

     D. The provisions of this Article 43 shall survive any termination of this Lease.

44.  REPAIRS.

     A. The Tenant shall at its own cost and expense maintain and keep in good condition and repair the Demised Premises and every part thereof, and the plumbing and electric fixtures and facilities therein, and shall make all repairs to the interior nonstructural, ordinary or extraordinary, and shall indemnify and save harmless the Landlord of and from any and all damages, costs and claims for same growing out of any loss, damage, or injury to third parties occasioned in the maintenance, repair or operation of the Demised Premises and the fixtures and facilities therein or growing out of the failure of the Tenant to comply with the ordinances, rules, notices and orders of the governmental authorities having jurisdiction thereof. When used in this Article, the term "repairs" shall include all necessary replacements, renewals, alterations, additions and betterments.

     B. Tenant shall put, keep and maintain all portions of the Demised Premises, and the sidewalks, curbs (in the case of a store lease) and passageways adjoining the same, in a clean and orderly condition, free of dirt,rubbish, snow, ice and unlawful obstructions.

     C. Except as specifically provided herein, Landlord shall not be required to furnish any services or facilities, or to make any repairs or alterations in or to the Demised Premises, sidewalks, curbs and passageways adjoining the same. Tenant hereby assumes the full and sole responsibility for the condition, operation, repair, replacement, maintenance and management of the Demised Premises.

45.  IMPROVEMENTS, CHANGES AND ALTERATIONS BY TENANT.

     A. Tenant may not make any change, alteration, restoration or improvement (herein collectively referred to as "alteration"), to the Demised Premises without prior written consent of Owner.

     B. No alteration shall be undertaken until Tenant shall have procured and paid for all permits and authorizations of any federal, state or municipal government or department, or subdivisions of any of them, having jurisdiction, if required.

     C. Such work shall be performed in accordance with the Plans and Specifications, which were approved by the appropriate municipal authorities, all applicable laws and regulations.

46.  ESCROW ACCOUNT.

In the event that a dispute arises between Tenant and Owner such that Tenant elects as part or all of its remedy to withhold rent or additional rent (hereinafter "Rent"), then Tenant shall deposit the Rent with the attorney for Owner (hereinafter "Escrow Agent") to be held in escrow as more fully set forth hereinafter.

Tenant shall notify Owner in writing of Tenant's intention to withhold Rent by the 7th day of the first month Tenant elects to withhold Rent. Owner shall notify Tenant within ten (10) days of receipt of Tenant's notice of the name and address of the Escrow Agent. Tenant shall then immediately deposit by certified check, bank check or money order the then due Rent with Escrow Agent and continue to deposit future Rent with Escrow Agent by certified check, bank check and money order within seven (7) days of such Rent becoming due under the Lease agreement. Time is of the essence as to the obligations of the Tenant, Escrow Agent shall retain the Rent in an escrow account. At the discretion of the Escrow Agent, the Rent may be held in either an interest bearing or non-interest bearing escrow account. If the Rent is deposited in an interest bearing account, the interest shall follow the principal. The Rent shall be retained in escrow pending either (1) a written agreement between Tenant and Owner resolving their outstanding dispute and which written agreement contains specific instructions as to the delivery of the Rent or (2) until entry of a final judgement or order of a court of competent jurisdiction determining the rights of the parties to the Rent. The failure of Tenant to deposit Rent shall be deemed a material breach of the Lease agreement, regardless of the reasons for Tenant's withholding of Rent, including but not limited to actual eviction, actual partial eviction, constructive eviction or constructive partial eviction. In the event of such a material breach of the lease agreement, Owner shall be entitled to either (i) terminate the

Lease agreement pursuant to the provisions of this Lease agreement for defaults thereunder or (ii) to apply to a court of competent jurisdiction, including the court wherein a summary proceeding relating to the dispute is pending, for an order requiring Tenant's deposit of Rent with the Escrow Agent and Tenant shall be deemed to have consented to such application. Notwithstanding the foregoing, nothing contained herein shall be deemed to authorize Tenant to wrongfully withhold Rent or be deemed a waiver of Owner's other rights and remedies against Tenant for Tenant's defaults under this Lease agreement by failing to pay Rent to Owner. The purpose of this provision is strictly to secure payment to Owner of Rent in the event that the Owner is determined to be entitled to such payment.

47.  LATE PAYMENTS.


If Tenant shall fail to pay any installment of rent or additional rent when first due hereunder (irrespective of any grace period as may be applicable thereto) and such failure to pay shall continue for more than ten (10) days after such payment was first due, interest at the rate of twenty four (24%) percent per annum or the maximum legal rate that then may be charges to parties of the same legal capacity as Tenant, whichever is lower, shall accrue from and after the date on which any such sum was first due and payable hereunder, and such interest shall be deemed to accrue as additional rent hereunder and shall be paid to Landlord upon demand from time to time, but in any event no later than the time of payment of the delinquent sum. In addition, if Tenant shall fail to pay any installment of rent or additional rent when first due hereunder (irrespective of any grace period as may be applicable thereto) and such failure to pay shall continue for more than ten (10) days after such payment was first due, Tenant shall pay to Landlord an amount equal to ten (10%) percent of the amount then due to cover Landlord's administrative overhead in connection therewith. A receipted bill for rent or any other charge shall be the only acceptable proof of when payment was made for the purposes of this Article 47. The aforesaid late payment charge shall be in addition to any and all remedies Landlord may have under this Lease or by Law.

48.  INTENTIONALLY DELETED.

49.  HOLDING OVER.

In the event the within Lease is not renewed or a new Lease is not entered into between the parties, and if Tenant shall then holdover after the expiration of the term of this Lease, and if Owner shall then not proceed to remove Tenant from the premises in the manner permitted by law, the parties hereby agree that Tenant's occupancy of the Demised Premises after the expiration of the term shall be under a month-to-month tenancy commencing on the first day after the expiration of the term, at triple the fixed basic monthly rental payable at the expiration of the term hereof, payable in advance. And it is further stipulated and agreed that if Owner shall, at any time after the expiration of the original term or after the expiration of any term created thereafter, proceed to remove Tenant from the premises as a holdover, the fixed basic rental for the use and occupancy of the premises during any holdover period shall be at the aforesaid rate of triple the fixed basic monthly rental.

50.  CONDITION OF AND TITLE TO DEMISED PREMISES.

Except as hereinafter specifically set forth, Tenant represents that the Demised Premises, the physical condition thereof and the title thereto, any subsurface conditions thereof, and the present uses and non-uses thereof, have been examined by Tenant and that Tenant accepts the same in the condition or state in which they or any of them now are, without representation or warranty, express or implied in fact or by law, by Owner and without recourse to Owner, as to the title thereto, the nature, condition or usability thereof or the use or uses to which the Demised Premises or any part thereof may be put.

51.  PRIVATE SANITATION.

The entire Demised Premises, including the main entrance (in case of a store lease) is to be kept clean by Tenant, at its sole cost and expense, in a manner reasonably satisfactory. Tenant shall sweep the sidewalk, curb and clean debris out of the area in front of the building and remove snow and ice (in case of a store front lease) at least one time per day, but more often if necessary or reasonably required. TENANT AGREES THAT IT WILL INDEPENDENTLY CONTRACT FOR THE REMOVAL OF ALL RUBBISH, REFUSE, GARBAGE AND WASTE FROM THE DEMISED PREMISES.
The removal of such rubbish, refuse, garbage and waste shall be subject to such reasonable rules and regulations necessary for the proper operation of the building. Tenant further agrees not to permit the accumulation of any rubbish or garbage in, on or about any part of the Demised Premises and, further agrees that garbage and refuse will be put out in legal hours to be collected and disposed of.

Tenant shall maintain an extermination service contract and comply with all code regulations, if any, to be kept enforced at Tenant's own cost and expense for the Demised Premises and shall cause the Demised Premises to be exterminated.

52.  REAL ESTATE BROKERAGE.

Tenant and Owner each represents to the other that in the negotiation of this Lease they have dealt with no brokers, finders or persons acting as such. Tenant and Owner each agrees to indemnify the other and hold it harmless of and from any and all losses, costs, damages and expenses which may be sustained by such other party as a result of any inaccuracy or alleged inaccuracy of the above representations, including, without limitation, reasonable attorneys' fees and Court Costs.

53.  UTILITIES AND ELECTRICITY.

Tenant shall make its own arrangements with the public utility company or companies servicing the Demised Premises for the furnishing of and payment of all charges for all such utilities and services, including, without limitation, electricity, garbage removal, water and sewer and cleaning. In no event shall Landlord be responsible for charges for any such utility services.

Tenant's consumption of electricity and water shall be measured for all purposes by separate meters, as presently installed. Tenant will transfer such meters to his own name within seven (7) days of the date of this lease. Tenant shall keep said meters and installation equipment in good working order and repair at Tenant's own cost and expense. Tenant shall pay for the electricity consumed on the Demised Premises and shall pay the cost to maintain such meters and equipment. If Tenant shall fail to perform such maintenance or make such payment Landlord may perform such maintenance or pay such charges and collect the same from Tenant as additional rent payable with the next installment of rent due hereunder.

IF THE DEMISED PREMISES DOES NOT HAVE AN ELECTRIC METER OR A WATER METER, LANDLORD WILL BILL TENANT MONTHLY. THE AMOUNT OF BILL WILL BE CONSIDERED FOR ALL PURPOSES OF THIS LEASE AS PART OF BASE RENT AND MUST BE PAID TOGETHER WITH THE BASE RENT.

Landlord makes no representation as to the availability of gas for use in the Demised Premises. At Tenant's option, but at Tenant's own cost and expense, Tenant may make application for gas service. If such gas service is approved, and gas is used in the Demised Premises, Tenant covenants to install the appropriate gas cutoff devices (manual and automatic) and meters at Tenant's own cost and expense.

54-56. INTENTIONALLY DELETED.
57. REMEDIES CUMULATIVE.

All of the remedies hereinbefore given to Owner, and all rights and remedies given to it by law and equity shall be cumulative and concurrent. No termination of this Lease or the taking or recovering of the premises shall deprive Owner of any of its remedies or actions against the Tenant for rent due at the time or which, under the terms hereof, would in the future become due as if there had been no termination, and for any and all other sums due at the time or which, under the terms hereof would in the future become due as if there had been no termination, nor shall the bringing of any action for rent or for breach or covenant or the resort to any other remedy herein provided for the recovery of rent be construed as a waiver of the right to obtain possession of the premises.

58.  PARTIAL INVALIDITY.

If any term, covenant or condition of this Lease or the application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Lease, or the application of such term, covenant or condition to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby and each term, covenant or condition of this Lease shall be valid and be enforced to the fullest extent permitted by law.

59.  LEASE NOT EFFECTIVE UNTIL FULL EXECUTION AND DELIVERY.

THIS LEASE SHALL NOT BECOME EFFECTIVE UNLESS AND UNTIL SECURITY DEPOSIT AND FIRST MONTH OF RENT HAS BEEN PAID, CHECKS HAVE BEEN CLEARED, MONIES HAVE BEEN CREDITED IN LANDLORDS ACCOUNT AND THE LEASE HAS BEEN EXECUTED BY OWNER.

60.  REFERENCE TO OWNER/LANDLORD.

Whenever in this Lease a reference is made to Landlord such reference shall be deemed to mean "Owner" and vice versa.

61. Tenant will not assign the present lease, without prior written consent from the landlord, such consent shall not be unreasonably withheld, as per clause number eleven (11) of the present lease.

PARTIAL OR TOTAL SUBLEASING OF THE PREMISES BY THE TENANT IS PROHIBITED.

62. LANDLORD'S CONSENT.

In no event shall Tenant be entitled to make, nor shall Tenant make any claim, and Tenant hereby waives any claim, for money damages [nor shall Tenant claim any money damages by way of set-off, counterclaim or defense) based upon any claim or assertion by Tenant that Landlord has unreasonably withheld or unreasonably delayed its consent or approval to a proposed assignment or subletting. Tenant's sole remedy shall be an action or proceeding to enforce any such provision, or for specific performance, injunction or declaratory judgement.

63.  INTENTIONALLY DELETED.
64. SECURITY DEPOSIT.

(a) The Security Deposit set forth in Article 32 of this Lease shall be held by Landlord, without liability for interest thereon, as security for the full and faithful performance by Tenant of each and every term, covenant and condition of this Lease on the part of Tenant to be observed and performed. In the event that Landlord applies or retains any portion or all of such Security Deposit, Tenant shall forthwith restore the amount so applied or retained so that, at all times, the amount so deposited shall be the then Security Deposit. The Security Deposit shall not be mortgages, assigned, transferred or encumbered by Tenant without prior consent of Landlord in each instance and any such act on the part of Tenant shall be without force and effect and shall not be binding upon Landlord. Landlord shall have the right to commingle the Security Deposit with its other funds.

(b) At such time as the annual rental shall be increased pursuant to Paragraph 41 hereof, Tenant shall deposit with Landlord on the first day of the month in which such increase rent shall be due an amount sufficient to bring the total security deposit held by the Landlord up to an amount equal to ONE (1) MONTHS of the then current annual rental.

(c) In the event that any payment of rent or additional rent is received more than ten (10) days late (TIME BEING OF THE ESSENCE WITH REGARD TO SAID DATES) three (3) or more times in any twelve (12) month period during the term of the Lease, Tenant shall, upon demand, deposit a sum of money with Landlord equal to an additional two (2) times the fixed monthly rental due under Article 41 during the lease year in which the third late payment occurred. Said sum shall be held by Landlord as security pursuant to and in accordance with the provisions of
Article 64 hereof.  No interest shall be earned on the security.

65. RECORDING.

This Lease agreement or a memorandum or short form thereof shall not be filed or recorded for public record by any party hereto.

66. SIGNS.

Subject to the prior written approval of the Owner, which shall not be unreasonably withheld and to the further provisions of this paragraph, Tenant shall have the right to install and maintain, at its own cost and expense, signs on the exterior of the Building. Tenant shall obtain, at its expense, all required permits, which shall be obtained prior to installation and any renewals thereof. Tenant shall, at its expense, comply with all of the laws, orders, rules and regulations of the governmental authorities having jurisdiction thereof, including zoning laws, building codes and as required, rules, regulations and requirements of insurance underwriters and shall maintain and repair such signs.

In the event Landlord or Landlord's representative shall deem it necessary to remove any such sign or signs in order to paint or to make any other repairs, alterations or improvements in or upon said premises, or the building wherein same is situated, or any part thereof, the Landlord shall have the right to do so, provided the same be removed and replaced at the Landlord's expense, whenever the said repairs, alterations or improvements shall have been completed.

67.  UNUSUAL ODORS OR NOISE.

Tenant shall not permit any unusual odors or noise to emanate from the Demised Premises. Tenant will, within ten (10) days after written notice from Landlord install at its own cost and expense, reasonable control devices or procedures to eliminate such odors or noise, if any. In the event such condition is not remedied within said ten (10) days period, Landlord may at its discretion, either (a) cure such condition and thereafter add the cost and expense incurred by Landlord therefore to the next monthly rental to become due and Tenant shall pay said amount as additional rent; or (b) treat such failure on the part of Tenant to eliminate such unusual odors or noise as a material default hereunder entitling Landlord to any and all of its remedies pursuant to the terms of this Lease. Landlord shall have the right to enter the Demised Premises at any time to inspect the same and ascertain whether they are clean and free of odors or noise.

68.  CONDUCT OF TENANT'S BUSINESS (IN CASE OF FOOD-STORE).

Tenant covenants to:

1)   Keep and maintain all exhaust ducts and filters in clean condition.

2) Place and store Tenant's garbage and refuse in containers which shall be kept until collected in a self-contained area within the Demised Premises set aside for the storage of garbage and refuse.

3) Install within or without the Demised Premises as may be required by governmental codes, a grease trap of a pattern and make approved in writing by Landlord (which approval shall not be unreasonably withheld or delayed) and to keep and maintain the same in clean and sanitary condition and in good working order and repair. Tenant agrees to install and maintain chemical extinguishing devices.

69.  KEYS.

Tenant shall provide Owner at all times with duplicate keys which allow access to the Demised Premises. In the event that Tenant fails to provide such keys, Owner shall be permitted to have the locks on the Demised Premises changed or altered such as to allow immediate access to the Demised Premises. Such actions shall be taken at the expense of Tenant and be billed to Tenant as additional rent subsequent thereto.

Tenant acknowledges that Owner must have such immediate access since the Demised Premises includes the boiler, meters and other items of equipment which service the building.

70.  PERMITS, LICENSES, ETC.

Tenant shall, at its own cost and expense, obtain any and all permits, licenses and/or certificates of whatsoever kind or nature, from any and all authorities having jurisdiction over the Demised Premises, necessary or required for the occupation and use of the Demised Premises as provided for in this Lease.

71.  FEES AND EXPENSES.

Whenever any default, request, action, or inaction by Tenant causes Landlord to engage an attorney and/or incur any other expense, Tenant agrees that it shall pay such reasonable attorney's fee or expense, as additional rent, within ten
(10) days after being billed therefore by Landlord, as per clause nineteen (19) of this lease.

72.  LEASE CANCELLATION BY OWNER.

The Owner reserves the right and retains the option to cancel and terminate this Lease Agreement at any time after May 31, 1998 in the event that Owner intends to demolish, construct upon, build on, alter or renovate the land or building in which the Demised Premises form a part. The reservation of right and option retained hereunder by the Owner shall be made or exercised by giving ninety

(90) days notice in writing, to the Tenant of the Owner's intention to terminate and cancel this Lease Agreement, and in such event this Lease shall thereupon terminate and cease and be at an end as though that were the date herein definitely fixed for the expiration of the term, and the Tenant shall then quit and surrender the premises, and the Owner shall then be entitled to the recovery of possession of the premises; or the Owner may re-enter and take possession of the premises either by force or otherwise without being liable to prosecution or damages, and have and enjoy the premises.

73.  CONDITIONAL LIMITATION UPON FAILURE TO PAY RENT OR ADDITIONAL RENT.

IF TENANT DEFAULTS IN FULFILLING ANY OF THE COVENANTS FOR THE PAYMENT OF RENT OR ADDITIONAL RENT, THEN, UPON OWNER SERVING A WRITTEN FIVE (5) DAY,S NOTICE UPON TENANT SPECIFYING THE NATURE OF SAID DEFAULT AND UPON THE EXPIRATION OF SAID FIVE (5) DAYS, IF TENANT SHALL HAVE FAILED TO COMPLY WITH OR REMEDY SUCH DEFAULT, THEN OWNER MAY SERVE A WRITTEN THREE (3) DAYS NOTICE OF CANCELLATION OF THIS LEASE UPON TENANT, AND UPON THE EXPIRATION OF SAID THREE (3) DAYS, THIS LEASE AND THE TERM THEREUNDER SHALL END AND EXPIRE AS FULLY AND COMPLETELY AS IF THE EXPIRATION OF SUCH THREE (3) DAY PERIOD WERE THE DAY HEREIN DEFINITELY FIXED FOR THE END AND EXPIRATION OF THIS LEASE AND THE TERM THEREOF AND TENANT SHALL THEN QUIT AND SURRENDER THE DEMISED PREMISES TO OWNER BUT TENANT SHALL REMAIN LIABLE AS HEREINAFTER PROVIDED. THE PARTIES INTEND THAT THE FAILURE TO PAY RENT OR ADDITIONAL RENT SHALL BE CONSTRUED AS A CONDITIONAL LIMITATION.

In the City of New York on March 17, 1997.

PALOBUENO N.V. LTD., Landlord
FALCON PROPERTIES, INC.
AS MANAGING AGENT



-----------------------------------
CARLOS A. SILBERMAN, CEO


-----------------------------------
PACIFIC TRIM & BELT, INC.
HAROLD DYNE
TENANT

RIDER TO AGREEMENT OF LEASE DATED AS OF MARCH 17, 1997 BETWEEN PALOBUENO N.Y. LTD. as OWNER and PACIFIC TRIM & BELT. INC. (HAROLD DYNE, PRESIDENT) as TENANT COVERING PREMISES 262 W. 38TH. STREET ROOM #704 NEW YORK. NEW YORK. 10018.

RELEASE UPON VACANT SURRENDER. The Principals, as defined below, who have executed this Lease, covenant, promise and guarantee, jointly and severally, that Principals shall be liable for and pay Base Annual and Additional Rent under this Lease during the period of Tenant's actual occupancy hereunder. This is an absolute and unconditional guaranty of payment and shall include the costs of enforcement of this guaranty, including reasonable attorneys fees. The obligation of Principals shall cease, be it at or prior to the expiration or termination of this Lease, upon:

a)   Tenant's actual vacancy and surrender of the demised premises broom clean;

b) The delivery to Owner of all keys, alarm access codes, etc. for said premises;

c) The personal delivery to Owner of a letter executed by Principals and Tenant stating that the demised premises are surrendered and vacant and free of all tenancies or claims of right therein; and

d) The full payment of all Base Annual Rent and Additional Rent due to date of compliance with a, b and c above.


Notwithstanding such vacancy and surrender, Tenant shall continue to be liable under the terms of this Lease for breach hereof and no acceptance by Owner of any surrender or vacancy under this paragraph shall be deemed to modify, release, satisfy or otherwise relieve Tenant of any liability whatsoever hereunder.
The principal guaranteeing hereunder is Harold Dyne.

(the "Principal"), residing and having birth date and social security numbers as follows:

Residing at:  20523 Clark Street, Woodland Hills, CA  91367

Born:  October 30, 1931

With SS#:  ###-##-####

In the City of New York, on March 17, 1997.

---------------------------------
HAROLD DYNE
GUARANTOR